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Prospectus Supplement October 19, 1998*

IDS Life Series Fund, Managed Portfolio (June 29, 1998) in:
         Variable Universal Life Policy S-6194 W (6/98)
         Variable Universal Life Policy, New York S-6171 X (6/98)
         Variable Second-To-Die Life Insurance S-6196 G (6/98)
         Variable Second-To-Die Life Insurance, New York S-6185 C (6/98)


The following paragraph replaces the paragraph on Betty Tebault under Managed Portfolio in the "Portfolio managers" section of the prospectus:


Douglas Guffy joined AEFC in 1994 as an equity analyst and serves as portfolio manager. He began managing the equity income portfolio of Managed Portfolio in September 1998 and served as associate portfolio manager since 1997. Prior to that, he served as group director-financial services within the research department.



S-6206 A (10/98)
*Valid until next prospectus update.